AGREEMENT FOR DEFERRAL OF 1995 ANNUAL CASH BONUS


      Ralston Purina Company (`Company'') and NAME (``Participant'') agree that,
                                              ----

effective November 1, 1995, $AMOUNT awarded to Participant under the 1995 Annual
                             ------

Cash Bonus Award Program shall be deferred, as requested by Participant, into the option or options available under the Deferred Compensation Plan for Key Employees (`Plan''), which is attached hereto as Exhibit A and incorporated by reference herein.

      Pursuant to Participant's request, the following amounts have been deferred for Participant in the manner set forth below:

(1)   EQUITY OPTION -
      -------------


     (a)    $RPG in a Deferred RPG Stock Equivalent Account in
             ---

     Participant's name under the Equity Option as set forth in Section 2.2 of the Plan.

     (b)    $RPG Match in a Deferred RPG Stock Equivalent Account in
             ---------

     Participant's name representing Company Matching Deferral (25% of amount listed in 1(a) above) as set forth in Section 2.2 (c) of the Plan.

(2)  SHORT-TERM VARIABLE INTEREST OPTION - $SV in a Deferred Cash Account
     -----------------------------------    --

     in Participant's name under the Variable Interest Option as set forth in Section 2.3 of the Plan; provided, however, that, notwithstanding any provision to the contrary contained in the Plan, amounts attributable to deferrals into the Short-Term Variable Interest Option shall be paid to Participant in January 1996.

(3)  LONG-TERM VARIABLE INTEREST OPTION - $LV in a Deferred Cash Account
     ----------------------------------    --

     in Participant's name under the Variable Interest Option as set forth in Section 2.3 of the Plan.

      Participant's deferral hereunder is pursuant to the Plan and is subject in all respects to the terms and conditions of this Agreement and of the Plan. No other communications or representations, written or oral, made prior or subsequent to this Agreement shall be deemed to amend or modify the terms of this deferral except by an agreement in writing executed by the parties subsequent to the date of this Agreement, expressly consenting to such amendment or modification. Participant hereby waives any rights, and releases Company for any claim, based on any such prior communications or representations, if any.


ACCEPTED:                                 RALSTON PURINA COMPANY

                                          By:
---------------------------                  -------------------------
Participant                               C. S. Sommer
                                          Vice President and
                                          Director, Administration


Date


                AGREEMENT FOR DEFERRAL OF 1994 ANNUAL CASH BONUS
      Ralston Purina Company (`Company'') and NAME (``Participant'') agree that,
                                              ----

effective November 1, 1994, $AMOUNT awarded to Participant under the 1994 Annual
                             ------

Cash Bonus Award Program shall be deferred, as requested by Participant, into the option or options available under the Deferred Compensation Plan for Key Employees (`Plan''), which is attached hereto as Exhibit A and incorporated by reference herein.

      Pursuant to Participant's request, the following amounts have been deferred for Participant in the manner set forth below:

(1)   EQUITY OPTION -
      -------------


     (a)  $RPG in a Deferred RPG Stock Equivalent Account in Participant's name
           ---

          under the Equity Option as set forth in Section 2.2 of the Plan.

     (b) $0.00 in a Deferred CBG Stock Equivalent Account in Participant's name the Equity Option as set forth i Section 2.2 of the Plan.

      $0.00 in a Deferred CBG Stock Equivalent Account in Participant's name representing Company Matching Deferral (25% of amount listed in 1(b) above) as set forth in Section 2.2(c) of the Plan.

(2)  SHORT-TERM VARIABLE INTEREST OPTION - $SV in a Deferred Cash Account
     -----------------------------------    --

     in Participant's name under the Variable Interest Option as set forth in Section 2.3 of the Plan; provided, however, that, notwithstanding any provision to the contrary contained in the Plan, amounts attributable to deferrals into the Short-Term Variable Interest Option shall be paid to Participant in January 1996.
(3)  LONG-TERM VARIABLE INTEREST OPTION - $LV in a Deferred Cash Account
     ----------------------------------    --

     in Participant's name under the Variable Interest Option as set forth in Section 2.3 of the Plan.

      Participant's deferral hereunder is pursuant to the Plan and is subject in all respects to the terms and conditions of this Agreement and of the Plan. No other communications or representations, written or oral, made prior or subsequent to this Agreement shall be deemed to amend or modify the terms of this deferral except by an agreement in writing executed by the parties subsequent to the date of this Agreement, expressly consenting to such amendment or modification. Participant hereby waives any rights, and releases Company for any claim, based on any such prior communications or representations, if any.


ACCEPTED:                                RALSTON PURINA COMPANY


                                         By:
----------------------------                -------------------------------
Participant                                  C. S. Sommer
                                             Vice President and
                                             Director, Administration


Date


